WELLS FARGO BANK WISCONSIN, N.A.
911 WEST MAIN STREET
STOUGHTON, WI 53589-0119

                                                                          Page 1
                                                                 Statement Date:
                                                               November 08, 2001
                                                         Account No: 201-5068521
JORE CORPORATION
DEBTOR IN POSSESSION
1220 W FULTON ST
EDGERTON Wl 55554-1004

If you  have  any  questions  about  this  statement  or  your  accounts,  call:
800-225-5935 (1-800-CALL-WELLS).

Your Accounts at a Glance

     Account        Beginning     Deposits/     Withdrawals/         Ending
       Type          Balance       Credits           Debits         Balance
   Low activity       875.27      1,693.07       - 1,408.66        1,159.68
 Business Checking

News from Wells Fargo

COMING SOON....A CHANGE TO YOUR ACCOUNT STATEMENT.  BEGINNING IN DECEMBER,  YOUR
ACCOUNT INFORMATION WILL PRINT ON THE FRONT AND BACK PAGES OF THE STATEMENT. THIS CHANGE WILL HELP SAVE PAPER AND CONSERVE OUR ENVIRONMENT. WATCH FOR MORE DETAILS.

YOUR TELEPHONE NUMBER FOR ACCOUNT SERVICING HAS CHANGED. THIS WILL GIVE YOU THE CONVENIENCE OF NATIONWIDE TOLL-FREE ACCESS. PLEASE CALL 1-800-CALL-WELLS (1-800-225-5935) FOR BUSINESS ACCOUNTS. YOU WILL NOW SEE THIS NUMBER ON YOUR STATEMENT. THERE IS NO CHANGE TO YOUR ACCOUNTS.

Low Activity Business Checking 201-5068521
      Oct 09 Beginning Balance                                         875.27
      Nov 08 Ending Balance                                          1,159.68

Deposits and Credits
           Date Transaction Detail                                     Amount
           Oct 23 WT Seq#11950 Jore Corporation-Debtor/Org=Srf#
                    Tm#011023011950 Rrb#                             1,693.07

Withdrawals and Debits

Date Transaction Detail                                                Amount

Oct 23 Wire Trans Svc Charge - Sequence: 011023011950 Srf#
         Trn#O 11023011950 Rrb#                                         -11.00
Nov 08 Checks Returned With Statement Fee                                -2.00
Nov 08 Monthly Service Fee                                               -3.00

Checks Paid

Check #      Date          Amount         Check #         Date           Amount

1061         Oct 15         34.72         1063            Oct 25         45.48
1062         Oct 24         32.91         1064            Oct 10         75.01
                  * Gap in Check Sequence

Continued on next page

NOTICE: see reverse side for important information.

                                                             Page 2
                                                             Statement Date:
                                                             November 08, 2001

Checks Paid

Check #      Date          Amount         Check #         Date           Amount
1066 *       Oct 10         23.00         1072            Oct 30          20.00
1067         Oct 10        199.50         1074 *          Oct 29          25.38
1068         Oct 19         43.00         1075            Oct 31          75.00
1069         Oct 19        122.79         1076            Oct 30         486.00
1070         Oct 26         50.51         1077            Nov 02          13.67
1071         Oct 22         62.69         1078            Nov 07          83.00
                  * Gap in Check Sequence

Daily Balance Summary

Date                      Balance             Date                     Balance
Oct 09                     875.27             Oct 26                   1,867.73
Oct 10                     577.76             Oct 29                   1,842.35
Oct 15                     543.04             Oct 30                   1,336.35
Oct 19                     377.25             Oct 31                   1,261.35
Oct 22                     314.56             Nov 02                   1,247.68
Oct 23                   1,996.63             Nov 07                   1,164.68
Oct 24                   1,963.72             Nov 08                   1,159.68
Oct 25                   1,918.24


Thank you for banking with Wells Fargo.

NOTICE: see reverse side for important information.